SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary proxy statement
         /X/      Definitive proxy statement
         / /      Definitive additional materials
         / /      Soliciting   material  pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                     AMERICANA GOLD & DIAMOND HOLDINGS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


                                  JOSE PEREIRA
--------------------------------------------------------------------------------
                   (Name of Person(s) filing Proxy Statement)


         Payment of filing fee (check the appropriate box):

         /X/      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
                  14a-6(j)(2).

         / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:(1)


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         (4)      Proposed maximum aggregate value of transaction:


--------
     (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:



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         (2)      Form, schedule or registration statement no.:



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         (3)      Filing party:



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         (4)      Date filed:



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                                       -2-

                     AMERICANA GOLD & DIAMOND HOLDINGS, INC.
                       Calle Los Laboratorios, Torre Beta,
                      Piso 2, Oficina 208, Urb. Los Ruices
                               Caracas, Venezuela
                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on June 18, 1997
                                  -------------

To the Stockholders:

                  NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of AMERICANA GOLD & DIAMOND HOLDINGS, INC., a Delaware corporation (the "Company"), will be held at the Hotel Continental, Salon Frailejon, Avenida San Juan Don Bosco, Altamira, Caracas, Venezuela, on June 18, 1997 at 10:00 a.m., local time, for the following purposes:

                           1.  To  elect  nine  (9)  members  of  the  Board  of
                  Directors to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified; and

                           2. To transact such other business as may properly be
                  brought before the Meeting or any adjournment thereof.

                  The Board of Directors has fixed the close of business on May 20, 1997 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                By Order of the Board of Directors

                                         TOMAZ KLINGBERG
                                         Secretary

Dated:  May 22, 1997

             WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING,
               YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
                ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED,
                       WHICH REQUIRES NO POSTAGE IF MAILED
                              IN THE UNITED STATES.

                     AMERICANA GOLD & DIAMOND HOLDINGS, INC.
                       Calle Los Laboratorios, Torre Beta
                      Piso 2, Oficina 208, Urb. Los Ruices
                               Caracas, Venezuela

                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 18, 1997

                           --------------------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of Americana Gold & Diamond Holdings, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Hotel Continental, Salon Frailejon, Avenida San Juan Don Bosco, Altamira, Caracas, Venezuela, on June 18, 1997, at 10:00 a.m., local time, or at any adjournments thereof.

         The principal executive offices of the Company are located at Calle Los Laboratorios, Torre Beta, Piso 2, Oficina 208, Urb. Los Ruices, Caracas-1071, Venezuela. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is May 20, 1997.


                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on May 20, 1997, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof. As of the close of business on the Record Date, there were outstanding 12,509,400 shares of the Company's common stock, $.001 par value (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as

Directors of the persons who have been nominated by the Board of Directors,  and
(ii) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by the execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

         The following table sets forth information concerning ownership of the Company's Common Stock, as of May 20, 1997, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director, each nominee for Director each executive officer as defined in Item 402(a)(3) of Regulation S-KSB and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for five percent stockholders, directors and executive officers of the Company is Calle Los
Laboratorios, Torre Beta, Piso 2, Oficina 208, Urb. Los Ruices, Caracas, Venezuela.


Name and Address                       Shares                       Percentage
of Beneficial Owner             Beneficially Owned(1)                of Class
-------------------             ---------------------                --------

Noga Corporation                      1,300,000                       10.4%


Carlos Hausmann                       1,039,689(2)                     8.3%

Henry Bloch                             542,280(3)                     4.3%

Name and Address                       Shares                       Percentage
of Beneficial Owner             Beneficially Owned(1)                of Class
-------------------             ---------------------                --------

David Zrihen                            294,682                        2.4%

David Bassan                            161,799                        1.3%

Jose Pereira                            305,982                        2.4%

Tomaz Klingberg                         299,778(4)                     2.4%

Alberto Cohen                           316,795(5)                     2.5%

Clement W. Cohen                        334,004                        2.7%

Leon Bentes                             296,218                        2.4%

Gerald L. Sneddon

All directors and                     3,591,227(2)(3)(4)(5)           28.7%
executive officers as a
group (10 persons)

---------------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2) Includes 311,755 shares of Common Stock held by an entity controlled by Mr. Hausmann. Mr. Hausmann disclaims beneficial ownership of such shares.
(3) Includes 56,000 shares of Common Stock held by an entity controlled by Mr. Bloch. Mr. Bloch disclaims beneficial ownership of such shares.
(4) Includes 59,094 shares of Common Stock held by an entity controlled by Mr. Klingberg. Mr. Klingberg disclaims beneficial ownership of such shares.
(5) Includes 144,154 shares of Common Stock held by an entity controlled by Mr. Cohen. Mr. Cohen disclaims beneficial ownership of such shares.

                       PROPOSAL I - ELECTION OF DIRECTORS

         Unless otherwise specified, all Proxies received will be voted in favor of the persons named below as directors of the Company, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected an qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Abstentions from voting and broker nonvotes on the election of directors will have no effect since they will not represent votes cast at the Meeting for the purpose of electing directors. All nominees for Director are currently directors of the Company, except for Gerald L. Sneddon. The terms of the nominees expire at the Meeting and when their successors are duly elected and shall have qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The following table sets forth the ages of the Directors and nominees of the
Company:


                                                         Year Elected to the
Name                                         Age         Board of Directors
----                                         ---         -------------------

Carlos Hausmann....................           57                1993
Henry Bloch........................           51                1993
David Zrihen.......................           55                1993
David Bassan.......................           39                1993
Jose Pereira.......................           60                1993
Thomaz Klingberg...................           50                1993
Alberto Cohen......................           63                1994
William Clement Cohen..............           48                1996
Gerald L. Sneddon..................           65                 --


         Carlos Hausmann. Mr. Hausmann has served as the President, Chief Executive Officer and as a Director of the Company since February 8, 1993. Mr. Hausmann was President (from 1968 to 1988), and founder of, Wilson Athletics of Venezuela, a leading supplier of clothing and licensee for Jockey, Carter's, Catalina, Jantzen and Horn Products. Mr. Hausmann is President of Paris Croissant C.A., Sensormatic de Venezuela, a security company, and Chairman of Inversiones Carev, S.A., a supplier of goods and services to the Venezuelan Armed Forces and he is a Director of numerous other companies.

         Henry Bloch has served as the Chief Financial Officer and as a Vice President and Director of the Company since February 8, 1993. Mr. Bloch attended the University of Maryland and graduated from New York University in 1967 with a business degree. Mr. Bloch has been a financial advisor with Fahnestock & Co., Inc. for at least the past five years. Mr. Bloch's business experience includes President of a uniform factory, editor and publisher of a weekly tourism magazine.

         David Zrihen. Mr. Zrihen has served as a Vice President, Treasurer and Director of the Company since February 8, 1993. Mr. Zrihen has significant business experience in the Import-Export business and has been the trade representative for such products as Remington, Pollenex, Teledyne, Clairol and Vidal Sassoon for more than the past five years.

         David Bassan has served as Vice President, Controller and as a Director of the Company since February 8, 1993. Mr. Bassan has been associated with several entities for more than the past five years as follows: Mr. Bassan currently serves as a

Director of Group Equipo 18 (a real estate company), Hoteles Karibik C.A. (a hotel operation company), Multinvest (a stock brokerage company) and Camara Inmobiliaria de Venezuela (a non-profit organization for the promotion of real estate development).

         Jose Pereira has served as either Vice President of Strategic Planning and/or General Manager of the Company, and as a Director since February 8, 1993. Prior thereto Mr. Pereira served as a Brigadier General for the Venezuelan Air Force for more than the past five years. During his military career, Mr. Pereira held many senior positions of responsibility and led many procurement programs. He received a B.S. in Mechanical Engineering from the University of Denver in Colorado.

         Tomaz J. Klingberg has served as a Vice President and a Director of the Company since February 8, 1993. Mr. Klingberg has been an Economist at the University Central de Venezuela for more than the past five years. Mr. Klingberg has been a business consultant since 1980 and he serves as a Director for various privately held businesses.

         Alberto Cohen has served as Vice President and Director of the Company since February 8, 1993. Mr. Cohen has been President of a textile manufacturer and also a construction company for more than the past five years.

         Clement W. Cohen has served as Vice President and General Manager of Leon Cohen C.A., a leading Department Store in Venezuela since 1972. For the past five years, Mr. Cohen has also been President of Suministros Zamora Cohen, an importer and wholesaler of medical supplies company. He is also President of LECO C.A., a company in the Real Estate business.

         Gerald L. Sneddon currently serves on the Board of Directors of Francisco Gold Corp. and Gold Standard Inc. and currently has operational responsibilities for Francisco Gold Corp. Mr. Sneddon has an extensive background in the mining industry. For more than five years prior to 1996, Mr. Sneddon was employed in various capacities at the MK Gold Company of Boise, Idaho, most recently as Executive Vice President. Mr. Sneddon received a B.S. in Engineering from Montana State University and has been employed by such companies as Kaiser Steel Corporation.

                              SECTION 16 COMPLIANCE

         All of the Executive Officers and Directors of the Company did not timely file Form 3s and Form 4s under Section 16 of the Securities Exchange Act of 1934, as amended. All of such individuals have filed Form 5s to reflect all transactions in the Company's Common Stock which they were a party to in 1995 and 1996.

Recommendation of the Board of Directors
----------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

Meetings
--------

         For the fiscal year ended December 31, 1996, there were 8 meetings of the Board of Directors. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware. The Board of Directors does not have a standing nominating committee.

         The Board of Directors intends to create a Compensation Committee which will make recommendations concerning salaries and incentive compensation for employees of and consultants to the Company and an Audit Committee, which will review the results and scope of the audit and other services provided by the Company's independent accountants.

                             EXECUTIVE COMPENSATION

Officers Compensation
---------------------

         No officer of the Company was paid salary and bonus exceeding $100,000 with respect to the year ended December 31, 1996. The total cash compensation paid to officers of the Company in the year ended, December 31, 1996 was $26,400. Mr. Carlos Hausmann, the President and Chief Executive Officer of the Company (the "Named Executive Officer") did not receive any cash from the Company in connection with his duties as the principal executive officer of the Company. Mr. Hausmann received 30,612 shares of Common Stock valued at $.81 per share (or an aggregate of $24,796) and 90,000 shares of Common Stock valued at $.50 per share (or an aggregate of $45,000). In addition, as described under "Directors Compensation" below, officers and directors of the Company received Common Stock of the Company in lieu of cash compensation.

Directors Compensation
----------------------

         Directors of the Company were entitled to receive in the aggregate $205,000 in compensation for services rendered during 1996. Such compensation was received through the issuance of 410,000 shares of Common Stock at a purchase price of $.50 per share.

Board of Directors Interlocks and Insider Participation
-------------------------------------------------------

         The Board of Directors has no compensation committee. See "Certain Relationships and Related Transactions for transactions between the Company and its executive officers or directors."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 1994, the Company purchased the La Fortuna I Mining Concession from Inversiones Megold C.A.. The Company has paid the purchase price by paying Inversiones Megold C.A. approximately $110,000 in cash and issuing approximately 1,721,053 shares of Common Stock to Inversiones Megold C.A.. Inversiones Megold C.A. has transferred 1,300,000 shares of such Common Stock to Noga Corporation, a five percent stockholder of the Company.

          From time to time certain officers and directors of the Company have purchased Common Stock from the Company in Foreign Private Placements. In 1996, no officer or director paid $60,000 or more for such Common Stock.

         In December 1996, Henry Bloch, an officer and director of the Company received 100,000 shares of Common Stock in consideration of certain consulting services.

                              INDEPENDENT AUDITORS

         The Board of Directors has appointed KRYGIER, MONTILLA & ASOCIADOS as the Company's independent auditors for the fiscal year ended December 31, 1997. The Company is not asking the stockholders to approve a proposal to select such auditors. A representative of KRYGIER, MONTILLA & ASOCIADOS will not be present at the Meeting.

                              STOCKHOLDER PROPOSALS

         In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than December 15, 1997.

                                  ANNUAL REPORT

         All stockholders of record as of May 20, 1997 have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report for the fiscal year ended December 31, 1996 (without exhibits) as filed with the Securities and Exchange Commission. Such reports contain certified financial statements of the Company for the fiscal year ended December 31, 1996.

                                            By Order of the Company,


                                            THOMAZ J. KLINGBERG, Secretary

Dated:  Caracas, Venezuela
        May 22, 1997